Sale Leaseback	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Sale Leaseback
Note 10 — Sale Leaseback

On November 9, 2017, the Company entered into a sale leaseback agreement (the “Agreement”) with Zhongli International Leasing Co., Ltd (“Zhongli”). Pursuant to the Agreement, the Company sold certain machinery purchased during the year to Zhongli for approximately $691,520 (RMB 4.5 million). The Company then leased back the machinery from Zhongli for 48 months with specified monthly payment over the lease term. The Company has a bargain purchase option at a price of Nil to buyback these equipment by the end of the lease term. All these machines are currently being used by the Company for its production purpose. The Company concluded this transaction does not qualify for sale-leaseback accounting in accordance with ASC 840-40-25-11 and shall record under financing method. Under the financing method, the assets remain on the Company’s consolidated balance sheet and the proceeds from the transactions are recorded as a financing liability.

The minimum payments for the remaining lease term of 47 months from December 17, 2017 to November 17, 2021 are as follows:

Total lease payment	$604,608
Less: imputed interest and principal	(13,743)
Total loan balance as of December 31, 2017 from lease transaction	590,865
Less: current portion of payment obligation	(179,182)
Long term payable as of December 31, 2017	$411,683

According to the agreement, future obligations for payments of the above lease agreement are as below:

Twelve months ended December 31, 2017
2018	$179,182
2019	187,320
2020	165,816
2021	58,547
Total	$590,865

Interest expense incurred for the year ended December 31, 2017 amounted to $8,223.